                                                                   EXHIBIT 99.02

FOR IMMEDIATE RELEASE

                                    CONTACT:

                                 Richard E. Cree
                             Chief Executive Officer
                                 (972) 241-1535
                              rick.cree@t-netix.com

                              Henry G. Schopfer III
                             Chief Financial Officer
                                 (972) 241-1535
                            hank.schopfer@t-netix.com

T-NETIX REPORTS 2002 NET INCOME OF $2.1 MILLION; RESTATES 2001 NET LOSS TO $2.0 MILLION FROM $1.6 MILLION

DALLAS, TX March 26, 2003, T-NETIX, Inc. (Nasdaq:TNTX) reports its financial results for the year and fourth quarter ended December 31, 2002 and announced that it will restate its financial statements for the year ended December 31, 2001. For the year 2002, net income was $2.1 million, or $0.13 per diluted share, compared to a net loss of $2.0 million, or $0.14 per diluted share (restated from a net loss of $1.6 million, or $0.11 per diluted share as previously reported) for the year 2001. Revenues were $119.8 million for the year 2002 compared to $117.8 million for the year 2001.

For the fourth quarter of 2002, net loss was $0.8 million, or $.05 per diluted share, compared to net loss of $4.5 million, or $.30 per share (restated from a net loss of $4.4 million, or $.30 per share as previously reported) for the fourth quarter of 2001. Revenues were $32.1 million for the fourth quarter of 2002, compared to $25.5 million for the fourth quarter of 2001.

The year 2002 and fourth quarter of 2002 financial results includes a charge related to an impairment of an asset. The Company recorded a $1.1 million impairment charge to an asset relating to a contract that is in legal dispute. The impairment charge does not change the Company's belief in its rights under the disputed contract nor does it change the Company's position to pursue its rights. In March 2003, the Company invested in another provider of similar services that it anticipates will significantly reduce its costs of validation services and uncollectible accounts. As such, the Company intends to sell to third parties its rights under the disputed contract. The impairment charge reduces the carrying value of the asset to reflect the Company's estimate of the market value of these services to third parties. For supplemental information purposes only, on a proforma basis (non-generally accepted accounting principles), excluding the non-recurring charge, the Company's net income for the year 2002 and fourth quarter of 2002 would have been $3.2 million, or $0.21 per diluted share and $0.4 million, or $0.02 per diluted share, respectively.

"In 2002 the Company reported net income for the first time since 1998. In 2002, revenues from our core business grew 28% over last year. In 2003 and beyond, we will build upon this successful performance from our core inmate specialized call processing products with new and innovative products such as enhanced call validation services, prepaid calling solutions and voice verification products for security protection," said Richard E. Cree, Chief Executive Officer.

For the year 2002, the Company generated $5.6 million of free cash flow with cash provided from operating activities of continuing operations of $11.2 million and capital expenditures of $5.9 million. As of December 31, 2002, working capital improved $26.2 million ($9.1 million at year-end 2002, compared to a deficit of $17.1 million at year end 2001). The increase is primarily the result of refinancing $19.2 million of short-term debt to long-term debt.

"T-NETIX's financial condition, profitable operations, free cash flow to fund growth opportunities and retire its debt, together with a strong balance sheet, will supply the financial capital for the Company to remain the #1 provider of specialized inmate calling services to the Corrections Industry and to further distance itself from its competitors," said Henry G. Schopfer III, Chief Financial Officer.

The restatement of the financial statements for the year ended December 31, 2001 which resulted in an increase to previously reported net loss by $0.4 million for the year ended December 31, 2001, has been made because the Company did not expense but capitalized as part of fixed assets contract setup costs incurred primarily for orientation and training correctional facilities' employees in the proper use and maintenance of the Company's equipment installed on the facility premises. Under deferred cost guidelines as set forth by generally accepted accounting principles, it is appropriate to defer incremental direct contract acquisition and origination costs to the extent there are contractually committed revenues or upfront non-refundable revenues. The Company has exclusive contracts with the correctional facilities to provide telecommunication services to inmates generally for a three to five year non-cancellable term, but is not guaranteed recovery of these costs from the correctional facilities. Although the Company estimates the net margin it expects to be generated from each contract to far exceed the contract setup costs capitalized, it does not meet the required guarantee standard. As such, the Company's management and its Audit Committee in consultation with KPMG, its long-standing independent auditors, concluded that the Company should restate its financial statements for 2001. There is no significant impact with using the new accounting treatment on the previously reported financial results for the first three quarters of 2002.

The Company expects to file restated financial statements for the 2001 annual period with the Securities and Exchange Commission in connection with the filing of its 2002 Annual Report on Form 10-K. Until the Company issues its 2001 restated financial statements, the financial information contained in the Company's previously filed annual report on Form 10-K and the auditors' report thereon for the fiscal year ended December 31, 2001 is qualified by the information contained in this press release as to the impact of the restatement described above.

To further discuss its year-end results and restatement, the Company will host an investor conference call on Thursday, March 27th at 1PM CST. To join the call, please dial 800.915.4836 five to ten minutes prior to the start time, or attend our webcast at www.T-NETIX.com. If you are unable to attend, both an audio and web replay will be made available following the call. The web replay will be available at www.T-NETIX.com and the audio replay at 800.428.6051, passcode 288336.

ABOUT T-NETIX, INC.

T-NETIX is a leading provider of specialized telecommunications products and services, including security enhanced call processing, call validation and billing for the corrections communications marketplace. The Company provides its products and services to more than 1,400 private, local, county and state correctional facilities throughout the United States and Canada. We deliver these services through direct contracts with correctional facilities, and through contracts with some of the world's leading telecommunications service providers, including Verizon, AT&T, SBC Communications, Qwest and Sprint. For additional news and information, visit the company's web site at www.t-netix.com.

FORWARD LOOKING STATEMENTS

Except for historical information contained herein, the statements in this release are forward-looking and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties, which may cause the company's actual results in future periods to differ materially from forecasted or expected results. Those risks include, among other things, the competitive environment in the industry in general and in the company's specific market areas, inflation, changes in costs of goods and services and economic conditions in general and in the company's specific market area. Those and other risks are more fully described in the company's filings with the Securities and Exchange Commission.

                         Financial Statements to Follow

                         T-NETIX, INC. AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
           (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AND SHARE AMOUNTS)

                                                                           DECEMBER 31,
                                                               -----------------------------------
                                                                             2001        2001 AS
                                                                 2002       RESTATED     REPORTED
                                                               ---------    ---------    ---------
                              ASSETS
Cash and cash equivalents ..................................   $   6,554    $     995    $     995
Accounts receivable, net ...................................      20,038       18,030       18,030
Prepaid expenses ...........................................       1,608        1,232        1,232
Inventories ................................................       1,424          705          705
                                                               ---------    ---------    ---------
          Total current assets .............................      29,624       20,962       20,962
Property and equipment, net ................................      25,342       29,801       30,217
Goodwill, net ..............................................       2,245        2,245        2,245
Deferred tax asset .........................................       2,297        2,297        2,297
Assets held for sale .......................................         937           --           --
Intangible and other assets, net ...........................       6,212        7,475        7,476
                                                               ---------    ---------    ---------
          Total assets .....................................   $  66,657    $  62,780    $  63,197
                                                               =========    =========    =========

       LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK
                     AND STOCKHOLDERS' EQUITY
Liabilities:
  Accounts payable .........................................   $   8,816    $  10,795    $  10,795
  Accrued liabilities ......................................       7,996        5,089        5,089
  Subordinated note payable ................................          --        3,750        3,750
  Current portion of long-term debt ........................       3,694       18,436       18,436
                                                               ---------    ---------    ---------
          Total current liabilities ........................      20,506       38,070       38,070
  Long-term debt ...........................................      19,091          218          218
                                                               ---------    ---------    ---------
          Total liabilities ................................      39,597       38,288       38,288
Stockholders' equity:
     Preferred stock, $.01 stated value, 10,000,000 shares
      authorized; no shares issued or outstanding at
      December 31, 2002 and 2001, respectively .............          --           --           --
     Common stock, $.01 stated value, 70,000,000 shares
      authorized;15,052,210 and 15,032,638 shares issued
      and outstanding at December 31, 2002 and 2001,
      respectively .........................................         150          150          150
  Additional paid-in capital ...............................      42,334       41,831       41,831
  Accumulated deficit ......................................     (15,424)     (17,489)     (17,072)
                                                               ---------    ---------    ---------
          Total stockholders' equity .......................      27,060       24,492       24,909
                                                               ---------    ---------    ---------
Total liabilities redeemable convertible preferred stock
  and stockholders' equity .................................   $  66,657    $  62,780    $  63,197
                                                               =========    =========    =========

                         T-NETIX, INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF OPERATIONS
           (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AND SHARE AMOUNTS)

                                                                 YEAR ENDED DECEMBER 31,
                                                         --------------------------------------
                                                                         2001          2001 AS
                                                            2002        RESTATED      REPORTED
                                                         ----------    ----------    ----------
Revenue:
  Telecommunication services .........................   $   57,514    $   62,378    $   62,378
  Direct call provisioning ...........................       48,798        26,899        26,899
  Internet services ..................................           --        23,886        23,886
  Equipment sales and other ..........................       13,498         4,596         4,596
                                                         ----------    ----------    ----------
          Total revenue ..............................      119,810       117,759       117,759
Operating Costs and Expenses:
  Operating costs (exclusive of depreciation and
  amortization shown separately below)
     Telecommunications services .....................       21,222        25,764        25,306
     Direct call provisioning ........................       46,796        24,012        24,012
     Internet services ...............................           --        14,963        14,963
     Cost of equipment sold and other ................        4,703         2,117         2,117
                                                         ----------    ----------    ----------
          Total operating costs ......................       72,721        66,856        66,398
  Selling, general and administrative ................       25,591        25,036        25,036
  Research and development ...........................        3,054         4,539         4,539
  Impairment of telecommunications assets ............        1,119         2,678         2,678
  Depreciation and amortization ......................       12,101        12,963        13,004
                                                         ----------    ----------    ----------
          Total operating costs and expenses .........      114,586       112,072       111,655
                                                         ----------    ----------    ----------
          Operating income ...........................        5,224         5,687         6,104
Interest and other expenses, net .....................       (2,707)       (2,446)       (2,446)
Gain on sale of assets ...............................           36            --            --
                                                         ----------    ----------    ----------
Income from continuing operations before income taxes         2,553         3,241         3,658
Income tax expense ...................................          180           735           735
                                                         ----------    ----------    ----------
  Net income from continuing operations ..............        2,373         2,506         2,923
Loss from discontinued operations ....................         (616)       (2,346)       (2,346)
Gain on sale of assets of discontinued assets ........          308            --            --
Impairment of assets of discontinued operations ......           --        (1,125)       (1,125)
                                                         ----------    ----------    ----------
  Net loss from discontinued operations ..............         (308)       (3,471)       (3,471)
                                                         ----------    ----------    ----------
Net income (loss) before accretion of discount on
redeemable convertible preferred stock ...............        2,065          (965)         (548)
Accretion of discount on redeemable convertible
preferred stock ......................................           --        (1,077)       (1,077)
                                                         ----------    ----------    ----------

Net income (loss) applicable to common stockholders ..   $    2,065    $   (2,042)   $   (1,625)
                                                         ==========    ==========    ==========
Income per common share from continuing operations
       Basic .........................................   $     0.16    $     0.17    $     0.20
                                                         ==========    ==========    ==========
       Diluted .......................................   $     0.15    $     0.17    $     0.20
                                                         ==========    ==========    ==========
Loss per common share from discontinued operations
       Basic .........................................   $    (0.02)   $    (0.23)   $    (0.23)
                                                         ==========    ==========    ==========
       Diluted .......................................   $    (0.02)   $    (0.23)   $    (0.23)
                                                         ==========    ==========    ==========
Income (loss) per common share applicable to common
  shareholders
       Basic .........................................   $     0.14    $    (0.14)   $    (0.11)
                                                         ==========    ==========    ==========
       Diluted .......................................   $     0.13    $    (0.14)   $    (0.11)
                                                         ==========    ==========    ==========
Shares used in computing net income (loss) per common
share
       Basic .........................................       15,041        14,847        14,847
                                                         ==========    ==========    ==========
       Diluted .......................................       15,363        14,847        14,847
                                                         ==========    ==========    ==========

                         T-NETIX, INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOW
           (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AND SHARE AMOUNTS)

                                                                         YEAR ENDED DECEMBER 31,
                                                                  --------------------------------------
                                                                                   2001       2001 AS
                                                                     2002        RESTATED     REPORTED
                                                                  ----------    ----------    ----------
Cash flows from operating activities:
  Net income from continuing operations .......................   $    2,373    $    2,506    $    2,923
  Adjustments to reconcile net income to net cash provided
     by operating activities from continuing operations:
     Depreciation and amortization ............................       12,101        12,963        13,004
     Impairment of telecommunication assets ...................        1,119         2,678         2,678
     Net gain on sale of property and equipment ...............         (344)           --            --
     Loss on writedown of investments .........................          278            --            --
     Accretion of discount on subordinated note payable .......           --            39            39
     Changes in operating assets and liabilities:
       Accounts receivable ....................................       (3,911)         (717)         (717)
       Bad debt ...............................................        1,903         1,489         1,489
       Prepaid expenses .......................................         (376)           (5)           (5)
       Inventories ............................................         (719)          453           453
       Intangibles and other assets ...........................       (2,172)       (1,132)       (1,132)
       Accounts payable .......................................       (1,979)        2,024         2,024
       Accrued liabilities ....................................        2,907          (892)         (892)
                                                                  ----------    ----------    ----------
       Cash provided by operating activities of continuing ....       11,180        19,406        19,864
                                                                  ----------    ----------    ----------
operations
Cash used in investing activities:
  Purchase of property and equipment ..........................       (5,903)       (5,190)       (5,648)
  Acquisition of business or business assets ..................         (250)       (1,654)       (1,654)
  Investment in patents .......................................           --          (410)         (410)
  Proceeds from disposal or property and equipment ............          729            --            --
  Other investing activities ..................................         (327)         (175)         (175)
                                                                  ----------    ----------    ----------
       Cash used in investing activities of continuing ........       (5,751)       (7,429)       (7,887)
                                                                  ----------    ----------    ----------
operations
Cash flows from financing activities:
  Payments on line of credit ..................................      (18,209)       (9,167)       (9,167)
  Payments on subordinated debt ...............................       (3,750)           --            --
  Proceeds from issuance of senior secured term note ..........       14,000            --            --
  Proceeds from issuance of senior subordinated promissory
    note ......................................................        9,000            --            --
  Payments on other debt ......................................         (595)         (129)         (129)
  Common stock issued for cash under stock option plans .......           (8)            6             6
                                                                  ----------    ----------    ----------
       Cash provided by (used in) financing activities of
          continuing operations ...............................          438        (9,290)       (9,290)
                                                                  ----------    ----------    ----------
Cash used by discontinued operations ..........................         (308)       (1,794)       (1,794)
                                                                  ----------    ----------    ----------
Net increase in cash and cash equivalents .....................        5,559           893           893
Cash and cash equivalents at beginning of year ................          995           102           102
                                                                  ----------    ----------    ----------
Cash and cash equivalents at end of year ......................   $    6,554    $      995    $      995
                                                                  ==========    ==========    ==========

Supplemental Disclosures:
  Cash paid during the year for:
     Interest .................................................   $    2,243    $    2,555    $    2,555
                                                                  ==========    ==========    ==========
     Income taxes .............................................   $      260    $      707    $      707
                                                                  ==========    ==========    ==========
  Non-cash financing activities:
     Accretion on preferred stock .............................   $       --    $    1,077    $    1,077
                                                                  ==========    ==========    ==========
     Conversion of preferred stock ............................   $       --    $       18    $       18
                                                                  ==========    ==========    ==========
     Notes received in exchange for assets ....................   $       91    $       --    $       --
                                                                  ==========    ==========    ==========
     Common stock received in exchange for assets .............   $      278    $       --    $       --
                                                                  ==========    ==========    ==========
    Detachable stock purchase warrants issue ..................   $      511    $       52    $       52
                                                                  ==========    ==========    ==========

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